UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2022

METAWORKS PLATFORMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 31, 2022, Haynie & Company was terminated as our company’s independent registered public accounting firm. Concurrent with such termination, we engaged Integritat Audit, Accounting & Advisory, LLC (“Integritat CPA”) to serve as our independent registered public accounting firm effective August 31, 2022. The change of our independent registered public accounting firm from Haynie & Company to Integritat CPA was approved by our board of directors.

The report of Haynie & Company on our company’s financial statements as of and for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company’s two most recent fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through the date of termination of Haynie & Company, there were no disagreements, resolved or not, between our company and Haynie & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to make reference to the subject matter of such disagreements in connection with its report on our company’s financial statements for such years.

During our two most recent fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through the date of termination of Haynie & Company, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through the date of appointment of Integritat CPA, we did not consult with Integritat CPA on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Integritat CPA did not provide either a written report or oral advice to us that Integritat CPA concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Haynie & Company with a copy of the disclosures in this current report on Form 8-K and have requested that Haynie & Company furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie & Company agrees with our company’s statements in this Item 4.01, and if not, stating the respects with which it does not agree. A copy of the letter provided from Haynie & Company is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
16.1	Letter from Haynie & Company dated August 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWORKS PLATFORMS, INC.

“Bruce Elliott”
Bruce Elliott
President

September 1, 2022